                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549




                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



        Date of Report (date of earliest event reported)
                         October 2, 1997
-----------------------------------------------------------------



                   OTTAWA FINANCIAL CORPORATION
-----------------------------------------------------------------
     (Exact name of Registrant as specified in its Charter)




  Delaware                    0-24118               38-3172166
-----------------------------------------------------------------
(State or other             (Commission           (IRS Employer
 jurisdiction of              File No.)           Identification
 incorporation)                                       Number)




245 Central Avenue, Holland, Michigan                     49423
-----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (616) 393-7000
-----------------------------------------------------------------



                               N/A
-----------------------------------------------------------------
  (Former name or former address, if changed since last Report)

Item  5.  Other Events
----------------------

     On October 2, 1997, the Registrant issued the attached press release announcing the adjustments to its outstanding warrants as a result of the Registrant's recently declared stock dividend.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.


Item  7.  Financial Statements, Pro Forma Financial Information
          and Exhibits
---------------------------------------------------------------

     (c)  Exhibit:

          Exhibit 99 - Press Release dated October 2, 1997.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   OTTAWA FINANCIAL CORPORATION



Date:    10/2/97                 By: /s/ Jon W. Swets
     ----------------------        -----------------------------
                                   Jon W. Swets
                                   Chief Financial Officer

                          EXHIBIT INDEX




Exhibit No.         Description
-----------         ----------------------------------------------

     99             Press Release dated October 2, 1997